Supplement dated January 1, 2022
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Alternative Strategies Fund	1/1/2022
As previously announced, on September 16, 2021, the Fund's Board of Trustees approved the termination of AQR Capital Management, LLC (AQR) and the addition of Crabel Capital Management, LLC (Crabel) to manage a portion of the Fund's assets. These changes will become effective on January 12, 2022 (the Effective Date) and are reflected in the Prospectus to which this Supplement relates. Until the Effective Date, when this Supplement automatically expires, the following revisions described in this Supplement are hereby made to the Fund’s Prospectus and Summary Prospectus to reflect the current principal investment strategies, principal risks, subadvisers and portfolio managers.
The second paragraph under the subsection “Principal Investment Strategies” in the Summary Prospectus and the “Summary of the Fund” and “More Information About the Fund” sections of the Prospectus is hereby superseded and replaced with the following:
Columbia Management is responsible for providing day-to-day portfolio management of a sleeve and is also responsible for oversight of the Subadvisers. The Fund’s Subadvisers are AlphaSimplex Group, LLC (AlphaSimplex), AQR Capital Management, LLC (AQR), Manulife Investment Management (US) LLC (Manulife), TCW Investment Management Company LLC (TCW) and Water Island Capital, LLC (Water Island). Columbia Management, subject to the oversight of the Fund’s Board of Trustees, determines the allocation of the Fund’s assets to each sleeve, and may change these allocations at any time. Columbia Management and the Subadvisers act independently of each other and use their own methodologies for selecting investments.
The seventh paragraph under the subsection “Principal Investment Strategies” in the Summary Prospectus and the “Summary of the Fund” and “More Information About the Fund” sections of the Prospectus are hereby superseded and replaced with the following:
The Fund may invest in securities and instruments, including derivatives, indirectly through two offshore, wholly-owned subsidiaries organized under the laws of the Cayman Islands (together the Subsidiaries, each a Subsidiary), managed by Columbia Management and subadvised by AlphaSimplex and AQR, respectively. The Subsidiaries have substantially the same investment objective as the Fund and their investments are consistent with the Fund’s investment restrictions applied on a “look through” basis. The Subsidiaries invest mainly in futures and/or swaps, including, but not limited to, commodity-related futures, swaps and swaps on commodity futures, but they may also make any other investments the Fund may make, including investments intended to serve as margin or collateral for the Subsidiaries’ derivative positions. Unlike the Fund (which is subject to limitations under U.S. federal income tax laws), the Subsidiaries may invest without limitation in commodity-linked derivatives; however, the Fund and its Subsidiaries will comply on a consolidated basis with asset coverage or segregation requirements. AlphaSimplex and AQR are expected to invest no more than 25% of the total assets of their respective sleeves in the Subsidiaries that they subadvise, and the Fund, in the aggregate, will not invest more than 25% of its total assets in the Subsidiaries.
The information under the subsection "Summary of the Fund - Principal Risks" section of the Prospectus and Summary Prospectus is hereby revised to add the following:
Model and Data Risk (AQR). Given the complexity of the investments and strategies of the Fund, AQR may rely heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (Models and Data). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by AQR for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by AQR will not be successful in forecasting movements in industries, sectors or companies or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
AQR, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
The rest of the section remains the same.
SUP100_08_015_(12/21)

Until the Effective Date, the information under the subsection “Fund Management” in the Summary Prospectus and the “Summary of the Fund” section of the Prospectus is hereby revised to add the following, remove references to Ari Levine as a portfolio manager of AQR, and remove references to and information about Crabel:
Subadviser: AQR Capital Management, LLC (AQR)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Clifford Asness, Ph.D., M.B.A.	Portfolio Manager and Managing and Founding Principal of AQR	Co-Portfolio Manager	2012
John Liew, Ph.D., M.B.A.	Portfolio Manager and Founding Principal of AQR	Co-Portfolio Manager	2012
Yao Hua Ooi	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	2012
The rest of the section remains the same.
The information contained under the subsection “More Information About the Fund - Principal Investment Strategies - The Crabel Sleeve — Managed Futures Strategy” section of the Prospectus is hereby replaced with the following:
The AQR Sleeve — Managed Futures Strategy
AQR invests its sleeve primarily in a portfolio of futures contracts, futures-related instruments, forwards and swaps including, but not limited to, global developed and emerging market equity index futures, swaps on equity index futures and equity swaps; global developed and emerging market currencies and currency forwards and futures; commodity futures and swaps on commodity futures; global interest rate and bond futures and swaps on bond futures, either by investing directly in those instruments or indirectly by investing in a Subsidiary. AQR may invest this sleeve without limit in foreign instruments, including emerging market instruments. The sleeve's universe of investments includes global developed and emerging market exchange traded futures, futures related instruments, forward contracts and swaps across four major asset classes (commodities, currencies, fixed income and equities); however, this universe of investments may change as market conditions change and as these instruments evolve over time. The sleeve may also invest in exchange traded funds or exchange traded notes through which the Fund can participate in the performance of one or more instruments. The investment return of AQR's sleeve is expected to be derived principally from changes in the value of securities.
AQR uses a proprietary, systematic and quantitative process which seeks to benefit from price trends in equity, fixed income, currency and commodity instruments. As part of this process, the sleeve will take either a long or short position in the given instrument. The size and type (long or short) of the position taken will relate to various factors, including AQR’s systematic assessment of a trend and its likelihood of continuing as well as AQR’s estimate of the instrument’s risk. As such, AQR may reduce the sleeve’s position in an instrument if the trend strength weakens or for risk management purposes. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying security or instrument. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying security or instrument. AQR generally expects that its sleeve will have long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but AQR may emphasize one or two of the asset classes or a limited number of exposures within an asset class.
AQR expects the value of sleeve assets over short-term periods to experience greater volatility because of the significant use of instruments that have a leveraging effect. Volatility is a statistical measurement of the dispersion of returns of a security or a fund or index, as measured by the annualized standard deviation of its returns.
The rest of the section remains the same.
The information under the subsection "More Information About the Fund - Principal Risks" section of the Prospectus is hereby revised to add the following:
Model and Data Risk (AQR). Given the complexity of the investments and strategies of the Fund, AQR may rely heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (Models and Data). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, AQR may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. The Fund bears the risk that the quantitative models used by AQR will not be successful in forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or the weighting of investment positions that will enable the Fund to achieve its investment objective.
Some of the models used by AQR for the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data.

SUP100_08_015_(12/21)

All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, AQR may evaluate model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. AQR’s testing of its Models and Data are directed in part at identifying these risks, but there is no guarantee that these risks will be effectively managed. If and to the extent that the models do not reflect certain factors, and AQR does not successfully address such omissions through its testing and evaluation and modify the models accordingly, major losses may result.
AQR, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
The rest of the section remains the same.
The sixth paragraph under the subsection "More Information About the Fund - Primary Service Providers - The Investment Manager" of the Prospectus is revised to add the following:
A discussion regarding the basis for the Board’s approval of the renewal of the investment subadvisory agreement with AQR is available in the Fund’s annual report to shareholders for the fiscal year ended August 31, 2021.
The rest of the section remains the same.
Until the Effective Date, the information under the subsection "More Information about the Fund - Primary Service Providers - Subadvisers" in the Prospectus is hereby revised to add the following and remove references to and information about Crabel:
AQR, which has served as Subadviser to the Fund and its Subsidiary since March 2012, is located at Two Greenwich Plaza, Greenwich, CT 06830. AQR, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. AQR is a registered investment adviser. AQR was organized as a Delaware limited liability company in 1998 and provides investment management services to registered investment companies, collective investment vehicles, private investment partnerships, foreign investment companies and separately managed accounts.
Until the Effective Date, the information under the “More Information About the Fund - Primary Service Providers - Portfolio Managers” section of the Prospectus is hereby revised to add the following, remove references to Ari Levine as a portfolio manager of AQR, and remove references to and information about Crabel:
Subadviser: AQR Capital Management, LLC (AQR)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Clifford Asness, Ph.D., M.B.A.	Portfolio Manager and Managing and Founding Principal of AQR	Co-Portfolio Manager	2012
John Liew, Ph.D., M.B.A.	Portfolio Manager and Founding Principal of AQR	Co-Portfolio Manager	2012
Yao Hua Ooi	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	2012
Dr. Asness is the Managing and Founding Principal of AQR. Dr. Asness cofounded AQR in 1998 and serves as its chief investment officer. He earned a B.S. in economics from the Wharton School and a B.S. in engineering from the Moore School of Electrical Engineering at the University of Pennsylvania, as well as an M.B.A. and a Ph.D. in finance from the University of Chicago.
Dr. Liew is a Founding Principal of AQR. Dr. Liew cofounded AQR in 1998 where he oversees research and portfolio management and is a member of the firm’s Executive Committee. Dr. Liew earned a B.A. in economics, an M.B.A. and a Ph.D. in finance from the University of Chicago.
Mr. Ooi is a Principal of AQR. Mr. Ooi joined AQR in 2004 and is Head of the Macro and Multi-Strategy team. In this role, he leads the Research and Portfolio Management teams focused on the firm’s macro and multi-strategy funds. Mr. Ooi earned a B.S. in economics from the Wharton School and a B.S. in engineering from the School of Engineering and Applied Science at the University of Pennsylvania.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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